UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2006

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center,

9900 Bren Road East, Minnetonka, Minnesota 55343

(Address of principal executive offices) (zip code)

(952) 936-1300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 27, 2006, UnitedHealth Group Incorporated (the “Company”) agreed to sell (i) $650,000,000 aggregate principal amount of its Floating Rate Notes due March 2, 2009 (the “2009 Notes”), (ii) $750,000,000 aggregate principal amount of its 5.250% Notes due March 15, 2011 (the “2011 Notes”), (iii) $750,000,000 aggregate principal amount of its 5.375% Notes due March 15, 2016 (the “2016 Notes”) and $850,000,000 aggregate principal amount of its 5.800% Notes due March 15, 2036 (the “2036 Notes” and, together with the 2009 Notes, the 2011 Notes and the 2016 Notes, the “Notes”), pursuant to an Underwriting Agreement (“Underwriting Agreement”) and applicable Pricing Agreement, each dated February 27, 2006, among the Company and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters listed on Schedule I of the Pricing Agreement referenced above (together, the “Underwriters”). The Notes will be issued pursuant to that certain Senior Debt Securities Indenture, dated as of November 15, 1998, as amended by an Amendment to Indenture, dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee (the “Indenture”), and (i) the Officers’ Certificate and Company Order, dated February 27, 2006, relating to the 2009 Notes, (ii) the Officers’ Certificate and Company Order, dated February 27, 2006, relating to the 2011 Notes, (iii) the Officers’ Certificate and Company Order, dated February 27, 2006, relating to the 2016 Notes and (iv) the Officers’ Certificate and Company Order, dated February 27, 2006, relating to the 2036 Notes, in each case, pursuant to Sections 201, 301 and 303 of the Indenture. The Notes will be issued on March 2, 2006, and have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3, File No. 333-127610.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement and applicable Pricing Agreement each dated February 27, 2006, among the Company and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters.

4.1	Officers’ Certificate and Company Order, dated February 27, 2006, for the Floating Rate Notes due March 2, 2009, pursuant to Sections 201, 301 and 303 of the Senior Debt Securities Indenture, dated as of November 15, 1998, as amended by the Amendment to Indenture, dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee (excluding exhibits thereto).

4.2	Officers’ Certificate and Company Order, dated February 27, 2006, for the 5.250% Notes due March 15, 2011, pursuant to Sections 201, 301 and 303 of the Senior Debt Securities Indenture, dated as of November 15, 1998, as amended by the Amendment to Indenture, dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee (excluding exhibits thereto).

4.3	Officers’ Certificate and Company Order, dated February 27, 2006, for the 5.375% Notes due March 15, 2016, pursuant to Sections 201, 301 and 303 of the Senior Debt Securities Indenture, dated as of November 15, 1998, as amended by the Amendment to Indenture, dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee (excluding exhibits thereto).

2

4.4	Officers’ Certificate and Company Order, dated February 27, 2006, for the 5.800% Notes due March 15, 2036, pursuant to Sections 201, 301 and 303 of the Senior Debt Securities Indenture, dated as of November 15, 1998, as amended by the Amendment to Indenture, dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee (excluding exhibits thereto).

4.5	Specimen of the 2009 Note.

4.6	Specimen of the 2011 Note.

4.7	Specimen of the 2016 Note.

4.8	Specimen of the 2036 Note.

5.1	Opinion of David J. Lubben, Esq.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2006

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ Dannette L. Smith
Name:	Dannette L. Smith
Title:	Deputy General Counsel and Assistant Secretary

4

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement and applicable Pricing Agreement each dated February 27, 2006, among the Company and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters.

4.1	Officers’ Certificate and Company Order, dated February 27, 2006, for the Floating Rate Notes due March 2, 2009, pursuant to Sections 201, 301 and 303 of the Senior Debt Securities Indenture, dated as of November 15, 1998, as amended by the Amendment to Indenture, dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee (excluding exhibits thereto).

4.2	Officers’ Certificate and Company Order, dated February 27, 2006, for the 5.250% Notes due March 15, 2011, pursuant to Sections 201, 301 and 303 of the Senior Debt Securities Indenture, dated as of November 15, 1998, as amended by the Amendment to Indenture, dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee (excluding exhibits thereto).

4.3	Officers’ Certificate and Company Order, dated February 27, 2006, for the 5.375% Notes due March 15, 2016, pursuant to Sections 201, 301 and 303 of the Senior Debt Securities Indenture, dated as of November 15, 1998, as amended by the Amendment to Indenture, dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee (excluding exhibits thereto).

4.4	Officers’ Certificate and Company Order, dated February 27, 2006, for the 5.800% Notes due March 15, 2036, pursuant to Sections 201, 301 and 303 of the Senior Debt Securities Indenture, dated as of November 15, 1998, as amended by the Amendment to Indenture, dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee (excluding exhibits thereto).

4.5	Specimen of the 2009 Note.

4.6	Specimen of the 2011 Note.

4.7	Specimen of the 2016 Note.

4.8	Specimen of the 2036 Note.

5.1	Opinion of David J. Lubben, Esq.

5